Exhibit 99.1

For Immediate Release

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces New Office Location in Findlay, Ohio

Real estate transaction expands the Company’s footprint

DEFIANCE, Ohio, Nov. 25, 2014 -- SB Financial Group, Inc. (NASDAQ: SBFG) (the “Company” or “SB Financial Group”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management and item processing services, announced today that its banking subsidiary, The State Bank and Trust Company (“State Bank”), has entered into an agreement to purchase the real estate and building for a new office location in Findlay, Ohio. The location is currently operated as a branch of Commercial Savings Bank.

As a result of the real estate transaction, SB Financial Group and State Bank will now have a physical banking presence in Findlay. The new office will offer customers the full-range of State Bank products and services, including consumer and small business banking including SBA lending, mortgage banking, wealth management and Private Client Services. The Company expects the Findlay office to be fully operational in the first quarter of 2015.

“We are excited to open an office in Findlay, and look forward to the opportunity to address client needs with insight and innovation,” said Mark A. Klein, President and CEO of SB Financial Group. “We developed a significant presence in this robust market a number of years ago and are excited to make a return.

Klein concluded, “This new location demonstrates our commitment to add scale to our franchise in growing markets and add shareholder value.”

Financial details of the real estate transaction were not disclosed.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial Group is a diversified financial services holding company with two wholly-owned operating subsidiaries: State Bank and RDSI Banking Systems (RDSI). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, mortgage banking and commercial and agricultural lending, operating through 15 banking centers in seven Northwestern Ohio counties and one center in Fort Wayne, Indiana, as well as three loan production offices located in Columbus, Ohio, and Angola, Indiana. RDSI provides item processing services to community banks located primarily in the Midwest. On April 18, 2013, Rurban Financial Corp. changed its name to SB Financial Group, Inc. SB Financial Group, Inc.’s common stock is listed on the NASDAQ Capital Market under the symbol SBFG.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company’s Annual Report on Form 10-K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements.

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